Helping Build Minnesota—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Minnesota

100 Projects	$1.6B HIT Investment Amount	$2.3B Total Development Cost	22.8M Hours of Union Construction Work	13,142 Housing Units Created or Preserved
$4.8B Total Economic Impact	28,278 Total Jobs Across Industries	$1.8B Total Wages and Benefits	$185.7M State and Local Tax Revenue Generated	47% Percent Affordable

PROJECT PROFILE:

THE AMERICAN COOPERATIVE OF ANOKA

The HIT provided $20.9 million in funding for the $34.7 million new construction of the 87-unit The American Cooperative of Anoka apartments, creating an estimated 292,850 hours of union construction work.

PROJECT PROFILE:

OLD CEDAR APARTMENTS

The HIT provided $21.8 million in funding (including permanent financing) for the $19.2 million new construction of the 68-unit Old Cedar apartments, creating an estimated 150,360 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of July 1, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Helping Build Minnesota —The Union Way	JULY 2021

The Penfield—St. Paul	Wilder Square—St. Paul	Bassett Creek Apartments—Minneapolis

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

     Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF MINNESOTA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
The American Cooperative of Anoka	Anoka	$20,931,200	$34,728,425	292,850
Old Cedar Apartments	Bloomington	$21,774,000	$19,161,071	150,360
Bassett Creek Apartments	Minneapolis	$33,609,500	$37,616,980	344,690
Gateway Northeast	Minneapolis	$20,950,000	$38,660,971	273,760
Lake Street Apartments	Minneapolis	$13,500,000	$27,554,885	221,440
Parker Station Flats	Robbinsdale	$41,393,900	$53,082,171	508,780
Morrow (University and Fairview)	St. Paul	$79,100,713	$68,486,408	476,130
Wilder Square	St. Paul	$23,100,000	$33,100,00	157,100
Zvago Cooperative at Stillwater	Stillwater	$15,825,900	$22,400,354	192,200
Sundance at Settler’s Ridge	Woodbury	$53,545,900	$69,580,136	544,190

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of July 1, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com